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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 24, 2006

                                   TVIA, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      0-30539                  94-3175152
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)


          4001 Burton Drive, Santa Clara, California               95054
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           (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (408) 982-8588

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 24, 2006, Tvia, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter and fiscal year ended March 31, 2006. The press release is attached hereto as Exhibit 99.1 respectively, and, in addition to this Report on Form 8-K and pursuant to General Instruction B.2 of Form 8-K, is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

The Company inadvertently omitted a reconciliation of the Non-GAAP gross margin figures to the most directly comparable GAAP financial measures in the press release. That reconciliation is attached hereto as Exhibit 99.2

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS.

Exhibit No.                        Description
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   99.1       May 24, 2006 Press Release by Tvia, Inc.
   99.2       Reconciliation of Non-GAAP Financial Measures to GAAP Financial
              Measures.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Tvia, Inc.
                                           -------------------------------------
                                           (Registrant)

Date May 30, 2006

                                           By: /s/ Diane Bjorkstrom
                                               --------------------------------
                                               Diane Bjorkstrom
                                               Chief Financial Officer
                                               (Principal Financial Officer and
                                               Duly Authorized Signatory)